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                                                        Exhibit 10.12(b)

                   AMENDMENT TO THE CCC/WPC SERVICES AGREEMENT

          This Amendment to the CCC/WPC Services Agreement between Chevron Chemical Company and Warren Petroleum Company, Limited Partnership, dated as of the 1st day of September, 1996 (the "Services Agreement"), is made and entered into by CHEVRON CHEMICAL COMPANY, LLC, a Delaware limited liability company ("CCCLLC"), and WARREN PETROLEUM COMPANY, LIMITED PARTNERSHIP, a Delaware limited partnership ("Warren"), as of this 18th day of May, 1998.

                                 R E C I T A L S

          WHEREAS, CCCLLC is successor-in-interest to Chevron Chemical Company, a party to the Services Agreement, by virtue of a merger agreement; and

          WHEREAS, CCCLLC and Warren have agreed to modify the Services Agreement as set forth herein.

          NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties to this First Amendment, the parties agree to amend the Services Agreement as follows:

          1. Section 5.0 Term of Exhibit A-5 Barge Transportation is deleted in its entirety and is replaced by the following new Section 5.0:

                  Notwithstanding the provisions specified in Section 5.0 of this Services Agreement, the services covered in this Exhibit shall terminate (i) effective August 31, 2003, in the event that WPC does not exercise its call option as specified in Section 8.2 of that certain Limited Liability Company Agreement between Chevron U.S.A. Inc. and Warren Petroleum Company, Limited Partnership, as amended (the "LCC Agreement"), or (ii) upon damage beyond the economic repair or expiration of the useful life of the barges NATCHEZ and COMANCHE, or (iii) as provided in Section 2.2 of this Exhibit. If WPC does exercise its call option as specified in Section 8.2 of the LLC Agreement on or prior to August 31, 2003, the provisions of Section 5.0 of this Services Agreement shall apply, and WPC shall be obligated to continue to provide the barge transportation services as specified in Section 1.0 of this Exhibit.

          2. This Amendment shall be effective as of August 30, 1998.


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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


Executed at                           CHEVRON CHEMICAL COMPANY, LLC

1301 McKinney
Houston, TX 77010                     By:  /s/ A. H Uzzell
                                         -----------------------------
                                           Name: A. H Uzzell
                                           Title: Assistant Secretary



Executed at                          WARREN PETROLEUM COMPANY
                                     LIMITED PARTNERSHIP
                                     By:   Warren Petroleum G.P., Inc.,
                                           Its General Partner
1000 Louisiana - Suite 5800
Houston, TX 77002-5050               By: /s/  Stephen A. Furbacher
                                        ------------------------------
                                           Name: S A. Furbacher
                                           Title: President


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